UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E42627-P01243 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 6, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 2. Election of Directors Nominees: 01) Stephen C. McCluski 02) Richard J. Wallace 03) Mark Goldberg, MD 04) Dean J. Mitchell 05) Kristine Peterson 06) Mark J. Enyedy 07) Stuart A. Arbuckle The Board of Directors recommends you vote FOR the following proposals: 1. To fix the number of members of the Board of Directors at seven (7). 3. To approve the 2018 Employee, Director and Consultant Equity Incentive Plan. 4. To approve the Employee Stock Purchase Plan. 5. To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in our proxy statement. 6. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof. E42628-P01243 Voting Items

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